Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with Amendment No. 1 on Form 10-QSB/A to the Quarterly Report of Tasker Capital Corp. (the "Company") on Form 10-QSB for the quarterly period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Jenkins, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 906 of the Sarbanes-Oxley Act of 2002 that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      A signed original of this written statement required by Section 906 has been provided to the Company and furnished to the Securities and Exchange Commission or its staff upon request.





June 14, 2005                                        /s/ Robert D. Jenkins
                                                     -----------------------
                                                     Robert D. Jenkins
                                                     Chief Financial Officer